CONDITIONAL SECURITY AGREEMENT

THIS CONDITIONAL SECURITY AGREEMENT (this “Agreement”) is made this _____ day of March 2008, by Energytec, Inc., a Nevada corporation, (“Debtor”), and _______________________________________ (“Creditor”).

ARTICLE 1

Definitions; Granting Clause; Secured Indebtedness

Section 1.1.    Definitions.  In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

“Creditor Share” means ____ percent of fifty percent (50%) of the Net Proceeds.

“Net Proceeds” means the cash proceeds from the Debtor’s sale of any portion or all of the Property less brokerage fees, commissions, taxes, assessments and any other fees or costs of the sale transaction paid to third parties including landman and attorneys’ fees.

“Property” means all of the Debtor’s working and revenue interests (including all overriding royalty, royalty, working interest, net profits, leasehold, and all other interests) in and to the mineral leases listed on Schedule 1 attached hereto and incorporated herein.

“Promissory Note” means that Note dated of even date herewith made by Debtor and payable to the order of Creditor in the principal face amount of $____________, bearing interest as therein provided, containing a provision for, among other things, the payment of attorneys’ fees.

Section 1.2.     Security Interest. Debtor hereby grants to Creditor a security interest in, and pledges to Creditor, the Creditor Share (the “Collateral”).

Section 1.3.     Secured Indebtedness, Note, Other Obligations. This Agreement secures and will secure the payment and performance of the Promissory Note, and all obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time (collectively, the “Secured Indebtedness”).

ARTICLE 2

Representations, Warranties and Covenants

Section 2.1.     Debtor represents, warrants, and covenants as follows:

(a)    Payment and Performance. Debtor will make due and punctual payment of the Secured Indebtedness. Debtor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Agreement and the Promissory Note and will not permit a default to occur hereunder or thereunder.

(b)     Title.  Debtor has, in Debtor’s own right, and Debtor covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) statutory liens for real estate taxes and assessments on the Property, and (ii) the terms of the mineral leases and any unitizations that define the rights and ownership of the Debtor in the Property.

(c)     Taxes and Other Impositions.  Debtor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, as the same become due and payable, including but not limited to all real estate taxes assessed against the Property or any part thereof. Nothing contained herein shall be construed to require the Debtor to pay any fee or cost to extend the term of any mineral lease included in the Property, and the expiration of a mineral lease included in the Property at the end of its stated term is not a breach or default of this Agreement or the Promissory Note.

(d)     No Other Liens.  Debtor will not, without the prior written consent of Creditor, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge against or covering the Property, or any part thereof, regardless of whether the same are expressly or otherwise subordinate to the security interest created in this Agreement, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Creditor, Debtor will cause the same to be promptly discharged and released.

(e)     Status of Debtor.  Debtor is and will continue to be (i) validly existing and in good standing under the laws of its state of organization, and (ii) possessed of all requisite power and authority to carry on its business and to own and operate the Property. This Agreement and the Promissory Note have been duly authorized, executed and delivered by Debtor, and the obligations thereunder and the performance thereof by Debtor in accordance with their terms are and will continue to be within Debtor’s power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any other document or agreement to which Debtor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Debtor.

(f)     Further Assurances.  Debtor will, promptly on request of Creditor, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Agreement, and (ii) execute, acknowledge, deliver, procure and record and/or file such further documents, and do such further acts as may be reasonably necessary to carry out more effectively the purposes of this Agreement. Debtor shall pay all costs connected with any of the foregoing.

(g)    Fees and Expenses.  Without limitation of any other provision of this Agreement or the Promissory Note and to the extent not prohibited by applicable law, Debtor will pay, and will reimburse to Creditor all costs and expenses, including attorneys’ fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Debtor, hereunder or under the Promissory Note.

ARTICLE 3

Default

Section 3.1.      Events of Default. The occurrence of any one of the following shall be a default under this Agreement (“default” or “Default”):

(a)     Failure to Pay Indebtedness.  Any of the Secured Indebtedness is not paid when due, regardless of how such amount may have become due.

(b)     Nonperformance of Covenants.  Any covenant, agreement or condition herein is not fully and timely performed, observed or kept, and such failure is not cured within the applicable notice and cure period (if any) provided for herein.

(c)     Representations.  Any statement, representation or warranty in this Agreement is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

(d)     Bankruptcy or Insolvency.  The Debtor shall (i) file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization; (ii) file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof; (iii) make an assignment for the benefit of creditors; (iv) apply for or consent to the appointment of any receiver or trustee for the Creditor; or (v) make an assignment to an agent authorized to liquidate any substantial part of the Creditor’s business. An order shall be entered pursuant to any act of Congress relating to bankruptcy or any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of Creditor or an order of any court shall be entered appointing any receiver or trustee of or for Creditor or of or for all or any substantial portion of its property, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed or any writ, warrant of attachment, or similar process is not released or bonded within sixty (60) days after its levy or entry.

ARTICLE 4

Remedies

Section 4.1.     Certain Remedies.  If a Default shall occur, Creditor may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

(a)     Acceleration.  Creditor may at any time and from time to time declare any or all of the Secured Indebtedness immediately due and payable and such Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Debtor. Without limitation of the foregoing, upon the occurrence of a default described in paragraph (d) of Section 3.1, hereof, all of the Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Debtor.

(b)     Lawsuits.  Creditor may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted.

(c)     Other Rights and Remedies.  Creditor may exercise any and all other rights and remedies which Creditor may have under this Agreement and the Promissory Note, or at law or in equity or otherwise.

Section 4.2.     Remedies Cumulative.  All rights and remedies provided for herein and in the Promissory Note are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Creditor shall, in addition to the rights and remedies provided herein or in the Promissory Note, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein, and the resort to any right or remedy provided for hereunder or under the Promissory Note or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

ARTICLE 5

Miscellaneous

Section 5.1.     Scope of Agreement.  This Agreement is a security and pledge agreement with respect to a portion of the Net Proceeds from sale of the Property and does not create any other right or interest in or to the Property.

Section 5.2.     Notice of Interest; Discharge.  This Agreement or an instrument that identifies this Agreement with a legally sufficient description of the Property (a “Notice of Interest”) will be filed by Debtor within seven days following the date of this Agreement for record in the real estate records of each county where any part of the Property is situated. The Debtor will maintain the Notice of Interest on record so long as any of the Secured Indebtedness remains unpaid; provided, however, the Debtor is authorized to file a release on the Notice of Interest with respect to any portion of the Property that is the subject of a sale transaction resulting in Net Proceeds where the payment specified in Section 5 of the Promissory Note is or will be disbursed to the Creditor. After the Secured Indebtedness is paid in full, the Debtor is entitled to file a release of the Notice of Interest, this Agreement will terminate, and all obligations of Debtor hereunder will be fully discharged.

Section 5.3.     Waiver by Creditor. Creditor may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Debtor with any covenant herein made by Debtor to the extent and in the manner specified in such writing; (b) consent to Debtor’s doing any act which hereunder Debtor is prohibited from doing, or to Debtor’s failing to do any act which hereunder Debtor is required to do, to the extent and in the manner specified in such writing; or (c) release any part of the Collateral or any interest therein from the security interest of this Agreement. No such act shall in any way affect the rights or powers of Creditor hereunder except to the extent specifically agreed to by Creditor in such writing.

Section 5.4.     Acts Not Constituting Waiver by Creditor. Creditor may waive any default without waiving any other prior or subsequent default. Creditor may remedy any default without waiving the default remedied. Neither failure by Creditor to exercise, nor delay by Creditor in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Creditor of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Creditor and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Creditor in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Creditor of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

Section 5.5.     Debtor’s Successors. If the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Creditor may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the Secured Indebtedness in the same manner as with Debtor, without in any way vitiating or discharging Debtor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby.

Section 5.6.     Place of Payment; Forum. All Secured Indebtedness which may be owing hereunder at any time by Debtor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Creditor indicated at the end of this Agreement).

Debtor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Texas or Wyoming state court, or any United States federal court, sitting in the county in which the Secured Indebtedness is payable, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Collateral is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Secured Indebtedness.

Section 5.7.     Application of Payments to Certain Indebtedness. If any part of the Secured Indebtedness cannot be lawfully secured by this Agreement or if any part of the Collateral cannot be lawfully subject to the security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Agreement.

Section 5.8.     Nature of Obligation; Compliance with Usury Laws. The obligation evidenced by the Promissory Note is being made solely for the purpose of settling a claim of the Creditor against Debtor. It is the intent of Debtor and Creditor to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Creditor and Debtor are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Agreement or the Promissory Note or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Creditor shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness and not to the payment of interest, or refunded to Debtor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Creditor does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Creditor shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount.

Section 5.9.    Notices.  Except as is otherwise required by law, all notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under the Promissory Note shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein. Notwithstanding the foregoing, no notice of change of address shall (except as is otherwise provided by law) be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or the Promissory Note or to require giving of notice or demand to or upon any person in any situation or for any reason.

Section 5.10.     Invalidity of Certain Provisions. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 5.11.     Gender; Titles; Construction. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Agreement and not to any particular Article, Section, paragraph or provision. The term “person” and words importing persons as used in this Agreement shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

Section 5.12.     Execution.  This Agreement has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Agreement, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Agreement shall be deemed to be the date reflected on the first page hereof.

Section 5.13.    Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Debtor, and the heirs, devisees, representatives, successors and assigns of Debtor, and shall inure to the benefit of Creditor and the heirs, devisees, representatives, successors and assigns of Creditor.

Section 5.14.    Applicable Law.  THIS AGREEMENT, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF NEVADA (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES).

IN WITNESS WHEREOF, Debtor and Creditor have executed this instrument as of the date first written on page 1 hereof.

DEBTOR:

ENERGYTEC, INC., a Nevada corporation

Address:

4965 Preston Park Blvd, Suite 270-E Plano, TX 75093	By: _____________________________ Name:____________________________ Title:_____________________________

STATE OF TEXAS	)
: ss.
COUNTY OF _______________	)

The foregoing instrument was acknowledged before me this ____ day of March 2008, by ____________________, the ____________ of Energytec, Inc., a Nevada corporation, who acknowledged to me that the Company signed the foregoing instrument.

___________________________________
NOTARY PUBLIC

Signature of Creditor on Next Page.

CREDITOR:

Address:	____________________________________

Creditor’s Social Security No, or Federal Employer Indentification No.	Signature

STATE OF TEXAS	)
: ss.
COUNTY OF _______________	)

The foregoing instrument was acknowledged before me this ____ day of March 2008, by ____________________, the ____________ of Energytec, Inc., a Nevada corporation, who acknowledged to me that the Company signed the foregoing instrument.

___________________________________
NOTARY PUBLIC

SCHEDULE 1 - PROPERTY

MINERAL LEASES - BIG HORN COUNTY, WYOMING

GRANTOR	LEASE NO.	ACRES	EXPIRATION	STATUS
BLM	WYW 145691	1272	7/31/2008	CURRENT
BLM	WYW 145692	394	7/31/2008	CURRENT
BLM	WYW 145694	1243	7/31/2008	CURRENT
BLM	WYW 145695	162	7/31/2008	CURRENT
BLM	WYW 145696	83	7/31/2008	CURRENT
BLM	WYW 145705	976	7/31/2008	CURRENT
BLM	WYW 145706	967	7/31/2008	CURRENT
BLM	WYW 145707	481	7/31/2008	CURRENT
BLM	WYW 145708	272	7/31/2008	CURRENT
BLM	WYW 145709	160	07/31/2008	CURRENT
BLM	WYW 145710	2324	7/31/2008	CURRENT
BLM	WYW 145711	2480	7/31/2008	CURRENT
BLM	WYW 145712	640	7/31/2008	CURRENT
BLM	WYW 145713	1920	7/31/2008	CURRENT
BLM	WYW 150791	1670	7/31/2010	CURRENT
BLM	WYW 150792	1459	7/31/2010	CURRENT
BLM	WYW 150793	2451	7/31/2010	CURRENT
BLM	WYW 150794	320	07/31/2010	CURRENT
BLM	WYW 150797	2356	7/31/2010	CURRENT
BLM	WYW 150798	1613	7/31/2010	CURRENT
BLM	WYW 150802	1954	7/31/2010	CURRENT
BLM	WYW 150803	1560	7/31/2010	CURRENT
BLM	WYW 150916	2310	7/31/2010	CURRENT
BLM	WYW 150920	1166	7/31/2010	CURRENT
BLM	WYW 151758	798	11/30/2010	CURRENT
BLM	WYW 150799	2560	7/31/2010	CURRENT
BLM	WYW 150800	2560	7/31/2010	CURRENT
BLM	WYW 150801	1920	7/31/2010	CURRENT
HELBURN	PRIVATE	2060	5/21/2008	CURRENT
ROYAL	PRIVATE	503	1/09/2009	CURRENT